Archer Announces Q3 2026 Results; Receives FAA Market Survey Certificate Unlocking LA Operations and Boeing Deal Close Imminent Midnight flying over the San Francisco Bay in October as part of ‘No Roads’ tour ● Received Midnight’s Market Survey Special Airworthiness Certificate from the Federal Aviation Administration (FAA) unlocking operations in Los Angeles in coming weeks as Archer prepares for carrying passengers as part of Department of Transportation’s eVTOL Integration Pilot Program (eIPP) and LA28 Games. ● Acquisition of Boeing’s Wisk, Insitu, and SkyGrid businesses nearing close, set to accelerate Archer’s evolution into becoming a diversified aerospace and defense platform with significant revenue generating operations1. ● Began testing the turboshaft engine for Archer’s Halo/Thunder hybrid, autonomous VTOL platform and remain on-track to begin full-scale flight testing next year with Anduril. ● Archer partners with Formula 1 on a multi-year relationship to explore the future integration of eVTOL air taxi services at Grand Prix events. ● Strong financial performance for the quarter with Adjusted EBITDA in line with guidance and $1.4B in liquidity2. SANTA CLARA, CA, November 9, 2026 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the third quarter ended September 30, 2026.

Commenting on third quarter 2026 results, Adam Goldstein said: “I started Archer to unlock the skies, and we are now doing that across both commercial and defense. With our first aircraft in Los Angeles and Boeing set to become our largest shareholder following our transaction close, I believe we are building an end-to-end aerospace and defense platform that very few companies could assemble, and one that will matter for decades.” Shareholder Letter The Company issued a letter to shareholders from founder and CEO, Adam Goldstein, discussing highlights from the quarter.  Earnings Call If you’d like to join Archer’s earnings call, it will be hosted live at 2:00 p.m. Pacific Time today and can be accessed via Archer’s investor relations website at investors.archer.com. After the call, a replay and transcript will be available there. Q3’26 Highlights Received Midnight’s Market Survey Certificate from FAA unlocking operations in Los Angeles in coming weeks as Archer prepares for carrying passengers as part of eIPP and LA28 Games Archer’s Midnight aircraft recently received its Market Survey Special Airworthiness Certificate from the FAA unlocking piloted operations in Los Angeles in preparation for carrying passengers as part of the eIPP and LA28 Olympic Games. This announcement comes on the heels of Archer completing the Northern California portion of its ‘No Roads’ flight tour in October, which included over 300 miles of piloted flights across the Bay Area and culminated in multiple flights around the San Francisco Bay in and out of Oakland International Airport. These city-to-city flights showcased Midnight’s ability to integrate seamlessly into complex air space shared by three major international airports. Acquisition of Boeing’s Wisk, Insitu, and SkyGrid businesses nearing close, set to accelerate Archer’s evolution into becoming a diversified aerospace and defense platform with significant revenue generating operations1 The goal of Archer’s acquisitions is to create an end-to-end aerospace and defense platform, combining Wisk, Insitu and SkyGrid’s pioneering autonomy and airspace intelligence technologies with Archer’s Midnight air taxi and Halo/Thunder UAS platform. Insitu alone will add over $200M in annual revenue to Archer’s business with operations across 35 countries3. As part of the transaction, Boeing is set to become a strategic partner and Archer’s largest shareholder, establishing an ongoing Archer and Boeing collaboration and technology sharing arrangement.  Began testing turboshaft engine for Halo/Thunder hybrid, autonomous VTOL platform; Full-Scale Flight Testing On Track for 2027 Archer began testing the turboshaft engine for its Halo/Thunder autonomous, hybrid-electric VTOL platform it is developing with Anduril. The turbo-generator is one of the central new technologies in the platform, extending Archer’s flight-proven electric powertrain into a new class of range, speed and payload. The same airframe, powertrain and core systems will support both the Halo commercial variant and the Thunder defense variant. The program remains on track to begin full-scale flight testing next year.

Archer partners with Formula 1 Archer and Formula 1 are forming a strategic alliance through a multi-year relationship to explore the future integration of eVTOL air taxi services at Grand Prix events with the goal to fly VIPs and fans to and from Grand Prix circuits in minutes aboard Midnight. Strong financial performance for the quarter Revenue was $5.1 million. Net Loss was $274.6 million and Adjusted EBITDA was a loss of $178.5 million, at the favorable end of the Company’s guided range of $170 million to $200 million. Archer ended the quarter with $1.4 billion in cash, cash equivalents and short-term investments, providing the Company a continued strong foundation. Endnotes 1 Transaction remains subject to receipt of certain regulatory approvals and other closing conditions as previously disclosed 2 Includes cash, cash equivalents and short-term investments 3 Based on Insitu's current financial statements and estimates

Third Quarter 2026 Financial Results

We reference several non-GAAP metrics in the financial discussion that follows. Unless otherwise noted or defined, our non-GAAP metrics are calculated by starting with the equivalent GAAP metric. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled "GAAP to Non-GAAP Reconciliation".

SUMMARY FINANCIALS

(In millions; unaudited)

	QUARTER ENDED		
	SEP 30, 2026	JUN 30, 2026	SEP 30, 2025
REVENUE	$ 5.1	$ 5.0	$ -
TOTAL OPERATING EXPENSES	294.3	284.2	174.8
NET LOSS	(274.6)	(263.2)	(129.9)
NON-GAAP TOTAL OPERATING EXPENSES	195.4	192.2	121.2
ADJUSTED EBITDA	(178.5)	(177.1)	(116.1)
CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	1,353.6	1,560.6	1,641.3

Key Financial Highlights

Liquidity & Cash Flows

- We ended Q3 2026 with $1,353.6 million of cash, cash equivalents, and short-term investments on our balance sheet and an additional $18.4 million of restricted cash.
- Our Q3 2026 cash, cash equivalents, and short-term investments decreased by $207 million from Q2 2026, primarily due to the $164.6 million cash used in operating activities, $31.7 million used in the purchase of property and equipment and $10.0 million used for an investment in a private company.

Revenue

- Our Q3 2026 Revenue was $5.1 million compared to $5.0 million in Q2 2026. We delivered our first engines for Omen to Anduril in Q3 2026.

Operating Expenses & Net Loss

- Q3 2026 Operating Expenses increased by $10.1 million from Q2 2026 as we continued to invest in expanding flight testing, certification efforts, and production activities for our Midnight aircraft, along with the investment in the design and development efforts for our hybrid aircraft, and the development of our AI products, with research and development expenses increasing by $12.3 million, partially offset by a $2.9 million decrease in general and administrative expenses. ● Q3 2026 Net Loss increased by $11.4 million from Q2 2026 primarily driven by $10.1 million increase in operating expenses and a $1.6 million decrease in interest income, net. Adjusted EBITDA ● Q3 2026 Adjusted EBITDA was a loss of $178.5 million, which is on the favorable end of the guidance range of $170 million - $200 million. The loss was an increase of $1.4 million over Q2 2026, mainly due to the reasons mentioned above for the increase in operating expenses. Q4 2026 Financial Estimates ● Archer’s financial estimates for the fourth quarter of 2026 are as follows: ○ Revenue is expected to be $5 million to $6 million ○ Adjusted EBITDA expected to be a loss of $185 million to $205 million. We have not reconciled our Adjusted EBITDA estimates because certain items that impact non-GAAP metrics are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense and change in fair value of warrants is impacted by the future fair market value of our common stock and warrants along with other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during the fourth quarter of 2026 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP metrics is not available without unreasonable effort.

About Archer Archer builds the aircraft and core technologies that will define the next era of flight for aerospace and defense. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp archer@thebrandamp.com Source: Archer Text: ArcherIR Forward-Looking Statements and Disclaimers This press release contains forward-looking statements regarding Archer's future business plans, expectations, and opportunities. These statements include those regarding its expected financial results for the fourth quarter of 2026; the design, safety, target specifications and use cases of its aircraft and technologies; pace of design, testing, flight testing schedule, and regulatory progress; the timing, phasing, geographic scope and planned operations under the eIPP and LA28 Games, including initial piloted operations in Los Angeles; the multi-year partnership with Formula 1 to explore eVTOL air taxi services at Grand Prix events; the development, testing, and anticipated flight-testing schedule for the Halo/Thunder hybrid VTOL platform in collaboration with Anduril; the expected timing, closing conditions, and strategic benefits of the proposed acquisitions of Wisk Aero, Insitu, and SkyGrid, including Insitu's projected annual revenue contribution and the collaboration arrangement with Boeing; the ability of the parties to complete the contemplated transactions; the expected benefits of the transactions, including future financial and operating results and strategic benefits; and plans, objectives, and anticipated benefits of future acquisitions, strategic investments, partnerships, and collaborations with third parties. These forward-looking statements are based on Archer's current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from Archer's current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (i) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or may require conditions, limitations or restrictions in connection with such approvals; (ii) the risk that the transaction may not be completed on the terms or in the time frame expected by Archer, or at all; (iii) unexpected costs, charges or expenses resulting from the transaction; (iv) uncertainty of the expected financial performance of

Archer following completion of the transaction; (v) failure to realize the anticipated benefits of the transaction, including as a result of delay in completing the transaction or integrating the businesses, on the expected timeframe or at all; (vi) the occurrence of any event that could give rise to termination of the transaction; (vii) the risk that stockholder litigation in connection with the transaction or other litigation, settlements or investigations may affect the timing or occurrence of the transaction or result in significant costs of defense, indemnification and liability; (viii) risks related to the disruption of management time from ongoing business operations due to the pendency of the transaction, or other effects of the pendency of the transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers or other counterparties; and (ix) other risk factors detailed from time to time in Archer's reports filed with the Securities and Exchange Commission (the "SEC"), including documents that will be filed with the SEC in connection with the transaction. Any forward-looking statements contained herein are based on assumptions that Archer believes to be reasonable as of the date of this press release. Archer undertakes no obligation to update these statements as a result of new information or future events.

ARCHER AVIATION INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions; except par value; unaudited) As of SEP 30, 2026 DEC 31, 2025 Assets Current assets Cash and cash equivalents $ 785.1 $ 1,021.5 Restricted cash 7.5 7.3 Short-term investments 568.5 943.2 Prepaid expenses 73.5 47.3 Other current assets 21.5 56.8 Total current assets 1,456.1 2,076.1 Property and equipment, net 352.1 253.6 Intangible assets, net 92.4 80.2 Right-of-use assets 83.5 40.8 Goodwill 80.5 0.1 Other long-term assets 45.7 15.1 Total assets $ 2,110.3 $ 2,465.9 Liabilities and Stockholders’ Equity Current liabilities Accounts payable $ 27.8 $ 30.2 Current portion of lease liabilities 7.6 5.3 Accrued expenses and other current liabilities 142.8 68.1 Current portion of debt 3.4 0.8 Total current liabilities 181.6 104.4 Debt, net of current portion 88.9 79.5 Lease liabilities, net of current portion 80.8 36.3 Warrant liabilities - 29.9 Other long-term liabilities 18.4 13.0 Total liabilities 369.7 263.1 Stockholders’ equity Class A common stock, $0.0001 par value 0.1 0.1 Additional paid-in capital 4,780.5 4,507.9 Accumulated deficit (3,059.2) (2,303.8) Accumulated other comprehensive loss (4.0) (1.4) Total stockholders’ equity 1,717.4 2,202.8 Noncontrolling interest 23.2 - Total liabilities and stockholders’ equity $ 2,110.3 $ 2,465.9

ARCHER AVIATION INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except per share data; unaudited) QUARTER ENDED SEP 30, 2026 JUN 30, 2026 SEP 30, 2025 Revenue $ 5.1 $ 5.0 $ - Operating expenses: Cost of revenue 5.0 4.3 - Research and development 198.3 186.0 120.7 General and administrative 91.0 93.9 54.1 Total operating expenses 294.3 284.2 174.8 Loss from operations (289.2) (279.2) (174.8) Other income (expense), net 2.0 1.8 28.7 Interest income, net 12.6 14.2 16.3 Loss before income taxes (274.6) (263.2) (129.8) Income tax expense - - (0.1) Net loss (274.6) (263.2) (129.9) Net loss attributable to noncontrolling interest 0.1 - - Net loss attributable to common stockholders $ (274.5) $ (263.2) $ (129.9) Net loss per share attributable to common stockholders, basic and diluted $ (0.35) $ (0.34) $ (0.20) Weighted-average shares outstanding, basic and diluted 793.4 781.7 660.9

ARCHER AVIATION INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions; unaudited) NINE MONTHS ENDED SEP 30, 2026 SEP 30, 2025 Cash flows from operating activities Net loss $ (755.5) $ (429.3) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization expense 29.7 14.0 Stock-based compensation expense 242.5 134.6 Change in fair value of warrant liabilities (29.9) (30.8) Non-cash lease expense 7.0 3.0 Research and development warrant expense 8.6 2.4 General and administrative warrant expense 1.1 - Loss on disposal of property and equipment, net 0.4 - Amortization of short-term investments purchased at a premium 4.0 - Others 0.8 0.1 Changes in operating assets and liabilities: Prepaid expenses and other assets (15.4) (9.3) Accounts payable, accrued expenses and other liabilities 41.2 15.5 Operating lease right-of-use assets and lease liabilities, net (4.6) (3.8) Net cash used in operating activities (470.1) (303.6) Cash flows from investing activities Purchase of property and equipment (101.4) (49.2) Purchase of short-term investments - (1,048.1) Proceeds from maturities of short-term investments 368.0 - Investment in a private company (10.0) - Acquisition of intangible assets - (5.3) Business acquisition, net of cash acquired (28.7) - Net cash provided by (used in) investing activities 227.9 (1,102.6) Cash flows from financing activities Proceeds from issuance of debt 11.8 - Proceeds from PIPE financing - 10.0 Proceeds from issuance of common stock - 1,151.8 Proceeds from share issuance under the at-the-market program - 46.3 Proceeds from exercise of stock options 0.1 - Proceeds from shares issued under employee stock purchase plan 5.2 3.8 Payment of offering costs in connection with financing activities - (44.2) Repayment of debt (0.3) - Net cash provided by financing activities 16.8 1,167.7 Effect of exchange rate changes on cash 0.1 - Net change in cash, cash equivalents, and restricted cash (225.3) (238.5) Cash, cash equivalents, and restricted cash, beginning of period 1,028.8 841.3 Cash, cash equivalents, and restricted cash, end of period $ 803.5 $ 602.8

Reconciliation of Selected GAAP to Non-GAAP Results A reconciliation of total operating expenses to non-GAAP total operating expenses for the quarters ended September 30, 2026, June 30, 2026, and September 30, 2025 is set forth below. RECONCILIATION OF OPERATING EXPENSES (In millions; unaudited) QUARTER ENDED SEP 30, 2026 JUN 30, 2026 SEP 30, 2025 TOTAL OPERATING EXPENSES $ 294.3 $ 284.2 $ 174.8 Adjusted to exclude the following: Stellantis warrant expense (1) (8.6) - (0.8) Stock-based compensation expense (2) (86.5) (85.6) (52.8) Litigation-related expense (3) (0.3) (6.0) - Acquisition-related expenses(4) (3.5) (0.4) - NON-GAAP TOTAL OPERATING EXPENSES $ 195.4 $ 192.2 $ 121.2 1. Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company 2. Amounts primarily include stock-based compensation expense for options and restricted stock units issued to employees, non-employees, including the grants issued to our founder and shares issued to vendors 3. Amount reflects an accrued one-time litigation settlement-related cash expense 4. Amount reflects acquisition-related cash expenses

Reconciliation of Selected GAAP To Non-GAAP Results A reconciliation of net loss to Adjusted EBITDA for the quarters ended September 30, 2026, June 30, 2026, and September 30, 2025, respectively, are set forth below. RECONCILIATION OF ADJUSTED EBITDA (In millions; unaudited) QUARTER ENDED SEP 30, 2026 JUN 30, 2026 SEP 30, 2025 NET LOSS $ (274.6) $ (263.2) $ (129.9) Adjusted to exclude the following: Other (income) expense, net (1) (2.0) (1.8) (28.7) Interest income, net (12.6) (14.2) (16.3) Income tax expense - - 0.1 Depreciation and amortization expense 11.8 10.1 5.1 Stellantis warrant expense (2) 8.6 - 0.8 Stock-based compensation expense (3) 86.5 85.6 52.8 Litigation-related expense (4) 0.3 6.0 - Acquisition-related expenses (5) 3.5 0.4 - ADJUSTED EBITDA $ (178.5) $ (177.1) $ (116.1) 1. Amounts primarily include changes in fair value of the warrants, which are classified as warrant liabilities 2. Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company 3. Amounts primarily include stock-based compensation expense for options and restricted stock units issued to employees, non-employees, including the grants issued to our founder and shares issued to vendors 4. Amount reflects an accrued one-time litigation settlement-related cash expenses 5. Amounts reflects acquisition-related cash expenses

Non-GAAP Financial Measures To supplement our consolidated financial results prepared in accordance with GAAP, we use the following non-GAAP financial measures: Non-GAAP total operating expenses and Adjusted EBITDA. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. We believe that the use of non-GAAP financial measures helps us evaluate our business and financial performance, identify trends impacting our business, formulate business plans and financial projections, and make strategic decisions. We believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our operating and financial results and enables investors to more fully understand our performance and cash trends by removing the effects of certain non-cash expenses and non-recurring items. We excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense We exclude stock-based compensation expense, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information on our operating results and enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation expense on our operating results. Warrant Expense and Gains or Losses from Revaluation of Warrants Expense from our common stock warrants issued to Stellantis, which is recurring (but non-cash), expense from one-time issuance of warrants and gains or losses from change in fair value of warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expenses and gains or losses from change in fair value for similar reasons to our stock-based compensation expense.

Litigation Related-Expense We exclude one-time accrued cash expenses incurred related to litigation settlement, from these non-GAAP financial measures because we believe these transaction-specific expenses are inconsistent in amount and frequency and do not correlate to the operation of our business and excluding these provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-recurring litigation-related expense on our operating results. Acquisition-Related Expense We exclude cash expenses, including diligence, legal, advisory and other costs incurred with acquisitions, from these non-GAAP financial measures because we believe these transaction-specific expenses are inconsistent in amount and frequency and do not correlate to the operation of our business and excluding these provides meaningful supplemental information on our operating results and enhances our ability and the ability of the investors to understand the impact of non-recurring acquisition-related expense on our operating results. ###